UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2025

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Venture, Suite 220, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 808-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Capital Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Mobix Labs, Inc. (the “Company”) is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 5, 2025 (the “Original Filing”). In the Original Filing the Company disclosed the voting results for the proposals submitted to a stockholder vote at the special meeting of stockholders held on May 30, 2025 (the “Special Meeting”). The Company subsequently learned of a calculation error in the results reported to the Company and the Company’s outside voting tabulation firm provided corrected voting results. Although the corrected voting results do not change the outcome of the Special Meeting, the Company is filing this amendment to the Original Filing to provide corrected information received from its outside voting tabulation firm. Present at the Special Meeting were holders of 17,052,157 shares of Class A Common Stock of the Company (the “Class A Common Stock”) and 2,041,666 shares of Class B Common Stock, with a ten to one ratio entitled to vote, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) represented in person or by proxy, representing approximately 59.2% of the voting power of the Common Stock as of May 6, 2025, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business.

At the Special Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Proxy Statement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

Set forth below are the updated final voting results for all the proposals presented at the Special Meeting:

Proposal No. 1: The 2025 Warrant Exercise Proposal

The Equity Grant Proposal was approved. The voting results were as follows:

For	Against	Abstentions
35,584,855	242,561	1,641,401

Proposal No. 2: The Warrant Repricing Proposal

The Equity Incentive Plan Amendment Proposal was approved. The voting results were as follows:

For	Against	Abstentions
35,586,052	253,055	1,629,710

Proposal No. 3: The Equity Grant Proposal

The 2023 Warrant Exercise Proposal was approved. The voting results were as follows:

For	Against	Abstentions
31,441,995	2,473,168	3,563,654

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIX LABS, INC.

By:	/s/ Keyvan Samini
Name:	Keyvan Samini
Title:	President and Chief Financial Officer

Date: June 16, 2025